                                 EXHIBIT 10.27

                       SCHEDULE OF STOCK OPTION AGREEMENTS
                         TYPE C (NON-EMPLOYEE DIRECTORS)

The following have executed Stock Option Agreements substantially in the form of the agreement attached as Exhibit 10.27 (the "Exhibit") to the Valero Energy Corporation Form 10-K for the year ended December 31, 2003.


E. Glenn Biggs                            Ruben M. Escobedo
W.E. Bradford                             Bob Marbut
Ronald K. Calgaard                        Susan Kaufman Purcell
Jerry D. Choate

The following information sets forth the material details in which the Stock Option Agreements described in this Schedule differ from the Exhibit.


E. Glenn Biggs

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     04-24-2003               2,000                 $37.845            100% in 6 months        04-24-2013
     05-09-2002               2,000                 $41.12             100% in 6 months        05-09-2012
     12-31-2001               5,000                 $38.475              1/3 annually          12-31-2011
    12-31-2001*               2,765                 $32.14               fully vested          05-01-2011
    12-31-2001*               2,765                 $18.81               fully vested          05-02-2010
    12-31-2001*               1,383                 $17.31               fully vested          05-04-2009
    12-31-2001*               1,383                 $24.14               fully vested          05-05-2008
    12-31-2001*               1,383                 $22.96               fully vested          12-03-2006
    12-31-2001*               2,115                 $23.40               fully vested          05-07-2006
    12-31-2001*               2,115                 $19.23               fully vested          05-02-2005


W.E. Bradford

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     04-24-2003               2,000                 $37.845            100% in 6 months        04-24-2013
     05-09-2002               2,000                 $41.12             100% in 6 months        05-09-2012
     12-31-2001               5,000                 $38.475              1/3 annually          12-31-2011
    12-31-2001*               2,765                 $32.14               fully vested          05-01-2011
    12-31-2001*               2,765                 $18.81               fully vested          05-02-2010
    12-31-2001*               1,383                 $17.31               fully vested          05-04-2009
    12-31-2001*               1,383                 $24.14               fully vested          05-05-2008
    12-31-2001*               1,383                 $22.96               fully vested          12-03-2006
    12-31-2001*               2,115                 $23.40               fully vested          05-07-2006
    12-31-2001*               2,115                 $19.23               fully vested          05-02-2005

Ronald K. Calgaard

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     04-24-2003               2,000                 $37.845            100% in 6 months        04-24-2013
     05-09-2002               2,000                 $41.12             100% in 6 months        05-09-2012
     05-10-2001               1,000                 $49.05             100% in 6 months        05-10-2011
     05-04-2000               1,000                 $28.00             100% in 6 months        05-04-2010
     04-29-1999               1,000                $22.59375           100% in 6 months        04-29-2009
     04-30-1998               1,000                $32.5625            100% in 6 months        04-30-2008
     02-16-1996               7,468                 $16.404              1/3 annually          02-16-2006


Jerry D. Choate

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     04-24-2003               2,000                 $37.845            100% in 6 months        04-24-2013
     05-09-2002               2,000                 $41.12             100% in 6 months        05-09-2012
     05-10-2001               1,000                 $49.05             100% in 6 months        05-10-2011
     05-04-2000               1,000                 $28.00             100% in 6 months        05-04-2010
     11-18-1999               5,000                $22.34375             1/3 annually          11-18-2009


Ruben M. Escobedo

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     05-09-2002               2,000                 $41.12             100% in 6 months        05-09-2012
     05-10-2001               1,000                 $49.05             100% in 6 months        05-10-2011
     05-04-2000               1,000                 $28.00             100% in 6 months        05-04-2010
     04-29-1999               1,000                $22.59375           100% in 6 months        04-29-2009
     04-30-1998               1,000                $32.5625            100% in 6 months        04-30-2008


Bob Marbut

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     04-24-2003               2,000                 $37.845            100% in 6 months        04-24-2013
     05-09-2002               2,000                 $41.12             100% in 6 months        05-09-2012
     12-31-2001               5,000                 $38.475              1/3 annually          12-31-2011
    12-31-2001*               2,765                 $32.14               fully vested          05-01-2011
    12-31-2001*               2,765                 $18.81               fully vested          05-02-2010
    12-31-2001*               1,383                 $17.31               fully vested          05-04-2009
    12-31-2001*               1,383                 $24.14               fully vested          05-05-2008
    12-31-2001*               1,383                 $22.96               fully vested          12-03-2006
    12-31-2001*               2,115                 $23.40               fully vested          05-07-2006
    12-31-2001*               2,115                 $19.23               fully vested          05-02-2005

Susan Kaufman Purcell

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     04-24-2003               2,000                $37.845             100% in 6 months        04-24-2013
     05-09-2002               2,000                 $41.12             100% in 6 months        05-09-2012
     05-10-2001               1,000                 $49.05             100% in 6 months        05-10-2011
     05-04-2000               1,000                 $28.00             100% in 6 months        05-04-2010
     04-29-1999               1,000               $22.59375            100% in 6 months        04-29-2009
     04-30-1998               1,000                $32.5625            100% in 6 months        04-30-2008
     04-30-1996               1,494                $19.2496            100% in 6 months        04-30-2006
     07-25-1995               8,962                $15.2323              1/3 annually          07-25-2005


 * represents the conversion on 12-31-2001 of stock options to purchase shares of common stock of Ultramar Diamond Shamrock Corporation into stock options to purchase shares of common stock of Valero Energy Corporation.